UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):   November 13, 2007
Bancinsurance Corporation
(Exact name of registrant as specified in its charter)

Ohio	0-8738	31-0790882

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Broad Street, 10th Floor, Columbus,		43215
Ohio

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:   614-220-5200
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 13, 2007 Bancinsurance Corporation issued a press release announcing its results of operations for the three and nine months ended September 30, 2007. A copy of this press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release dated November 13, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bancinsurance Corporation

November 13, 2007	By:	/s/ Matthew C. Nolan

Name: Matthew C. Nolan
Title: Vice President, Chief Financial
Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 13, 2007